EXHIBIT 99.1

Profound Medical Regains Exclusive Distribution Rights for TULSA-PRO® in Canada from Knight

TORONTO, Nov. 10, 2025 (GLOBE NEWSWIRE) -- Profound Medical Corp. (NASDAQ:PROF; TSX:PRN) (“Profound” or the “Company”), a commercial-stage medical device company that develops and markets artificial intelligence (“AI”)-powered, MRI-guided, incision-free therapies for the ablation of diseased tissue, is pleased to announce that it has regained exclusive distribution rights for TULSA-PRO® in Canada from Knight Therapeutics Inc. (“Knight”).

The TULSA Procedure™, performed using the TULSA-PRO system, is used by physicians to ablate prostate tissue in men suffering from prostate cancer and/or benign prostatic hyperplasia (“BPH”, also known as an enlarged prostate).

Pursuant to an agreement entered into with Knight in April 2015, Knight had acted as Profound’s exclusive distributor for the technology in Canada. Profound has now regained the Canadian TULSA-PRO distribution rights from Knight in return for a one-time cash payment of CDN$90,000 (US$64,000) and a 5% royalty on Canadian Net Sales for 15 years.

“Knight has been a strong supporter of Profound and its groundbreaking TULSA technology for the treatment of prostate disease, including cancer and/or BPH,” said Samira Sakhia, President and CEO of Knight. “Knight's strategy across Canada and Latin America is to commercialize innovative pharmaceutical products. The launch of TULSA-PRO in Canada, a complex medical device technology, will be served best by Profound’s North American integrated commercial and clinical teams."

“Currently, there is just one (but important) Canadian site offering the TULSA Procedure,” commented Profound’s CEO and Chairman, Arun Menawat. “Toronto’s renowned Sunnybrook Health Sciences Centre, the original innovator of the TULSA-PRO technology, has already performed more than 100 TULSA Procedures. Moving forward, as the results of the Level I prostate cancer CAPTAIN trial comparing the TULSA Procedure head-to-head with robotic radical prostatectomy are published in 2026 and beyond, we plan to use them to support our applications to the appropriate Canadian Provincial Health Insurance authorities for coverage. If coverage is approved, we see an even larger opportunity for the TULSA Procedure at Sunnybrook and, indeed, at hospitals across Canada. In the meantime, we also see an opportunity to continue to grow our TULSA-PRO business in Canada via additional sites using the concierge service model on an interim basis.”

The TULSA Procedure represents a major advancement in prostate care. Unlike traditional treatments that involve surgery, radiation, or lengthy recovery times, the TULSA Procedure is performed inside an MRI suite using robotically guided, directional ultrasound to precisely ablate targeted prostate tissue — without harming surrounding structures. The TULSA-PRO system — the technology behind the procedure — is the only AI-powered, MRI-guided robotic system for prostate treatment. Real-time thermography from the MRI allows physicians to visualize and control the prostate therapy throughout the procedure and customize treatment for each patient with unmatched precision.

As user interest in Profound’s technologies continues to build, the Company is deploying its own direct sales team in North America, while partnering with select strategic distribution partners to support the business potential and the customer base in other parts of the world.

About Profound Medical Corp.

Profound is a commercial-stage medical device company that develops and markets AI-powered, MRI-guided, incision-free therapies for the ablation of diseased tissue.

Profound is commercializing TULSA-PRO®, a technology that combines real-time MRI, AI-enhanced planning, robotically-driven transurethral ultrasound and closed-loop temperature feedback control. The TULSA Procedure™, performed using the TULSA-PRO system, has the potential of becoming a mainstream treatment modality across the entire prostate disease spectrum; ranging from low-, intermediate-, or high-risk prostate cancer; to hybrid patients suffering from both prostate cancer and benign prostatic hyperplasia (“BPH”); to men with BPH only; and also, to patients requiring salvage therapy for radio-recurrent localized prostate cancer. TULSA employs real-time MR guidance for precision to preserve patients’ urinary continence and sexual function, while killing the targeted prostate tissue via precise sound absorption technology that gently heats it to 55-57°C. TULSA is an incision- and radiation-free “one-and-done” procedure performed in a single session that takes a few hours. Virtually all prostate shapes and sizes can be safely, effectively, and efficiently treated with TULSA. There is no bleeding associated with the procedure; no hospital stay is required; and most TULSA patients report quick recovery to their normal routine. TULSA-PRO is CE marked, Health Canada approved, and 510(k) cleared by the U.S. Food and Drug Administration (“FDA”).

Profound is also commercializing Sonalleve®, an innovative therapeutic platform that is CE marked for the treatment of uterine fibroids, adenomyosis, pain palliation of bone metastases, desmoid tumors and osteoid osteoma. Sonalleve has also been approved by the China National Medical Products Administration for the non-invasive treatment of uterine fibroids and has FDA approval under a Humanitarian Device Exemption for the treatment of osteoid osteoma. Profound is in the early stages of exploring additional potential treatment markets for Sonalleve where the technology has been shown to have clinical application, such as non-invasive ablation of abdominal cancers and hyperthermia for cancer therapy.

Forward-Looking Statements

This release includes forward-looking statements regarding Profound and its business which may include, but is not limited to, any express or implied statements or guidance regarding current or future financial performance; the expectations regarding the efficacy of Profound’s technology in the treatment of prostate cancer, BPH, uterine fibroids, palliative pain treatment and osteoid osteoma; and the success of Profound’s commercialization strategy and activities for TULSA-PRO®. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "is expected", "expects", "scheduled", "intends", "contemplates", "anticipates", "believes", "proposes" or variations (including negative variations) of such words and phrases, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Such statements are based on the current expectations of the management of Profound. The forward-looking events and circumstances discussed in this release, may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting Profound, including risks regarding the medical device industry, regulatory approvals, reimbursement, economic factors, the equity markets generally and risks associated with growth and competition, statements and projections regarding financial guidance and goals and the attainment of such goals may differ from actual results based on market factors and Profound’s ability to execute its operational and budget plans; and actual financial results may not be consistent with expectations, including that revenue, operating expenses and cash usage may not be within management's expected ranges. Although Profound has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statement can be guaranteed. Other factors and risks that may cause actual results to differ materially from those set out in the forward-looking statements are described in Profound's Annual Report on Form 10-K and other filings made with U.S. and Canadian securities regulators, available at www.sedarplus.ca and www.sec.gov. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Profound undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, other than as required by law.

For further information, please contact:

Stephen Kilmer
Investor Relations
skilmer@profoundmedical.com
T: 647.872.4849

Susan Thomas
Public Relations
sthomas@profoundmedical.com
T: 619.540.9195